UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2021

Coty Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35964	13-3823358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue
New York, NY	10118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 389-7300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 per share	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

In connection with the proposed offering of the Notes disclosed below, Coty Inc. (the “Company”) anticipates disclosing to prospective investors certain preliminary estimates of its results of operations for the three months ended March 31, 2021, as follows:

For the three months ended March 31, 2021, Coty currently expects its revenue from continuing operations to be $1,020.0 million to $1,030.0 million, its capital expenditures from continuing operations to be $30.0 million to $36.0 million, its adjusted operating income from continuing operations to be $70.0 million to $90.0 million and its adjusted EBITDA from continuing operations to be $150.0 million to $170.0 million.

Some of the factors that influenced the Company’s results of operations for the three months ended March 31, 2021, as compared with the corresponding period in 2020, included the following: (i) moderate declines in total net revenue, reflecting continued pressure in EMEA driven by local lockdowns, partially offset by growth in the Americas and Asia Pacific and (ii) significant improvement in operating income, adjusted operating income and adjusted EBITDA driven by fixed cost reduction and management of advertising and consumer promotional costs.

While our net revenue in third quarter was impacted due to lockdowns in EMEA, we expect to improve the revenue in a stronger fourth quarter. Consistent with prior trends, the Company anticipates its net revenues for the second half of fiscal year 2021 to reflect similar seasonality impacts. However, the Company cannot predict if or when its revenue, capital expenditures and operating income will increase or decrease compared to levels recorded in prior years. The above information reflects our preliminary estimates based on currently available information and has not been audited, reviewed, compiled or otherwise examined by Deloitte & Touche LLP, the Company’s independent auditors, nor have its independent auditors performed any procedures with respect to this information or expressed any opinion or any form of assurance on such information. The Company has not completed its internal closing procedures with respect to the financial information for the three months ended March 31, 2021 presented above. In connection with its quarterly closing and review, the Company may identify items that would require it to make adjustments to the preliminary estimates set forth above and such adjustments may be significant. As a result, the Company’s final results for the period may vary from the preliminary estimates presented above. The Company’s actual results will not be finalized until after this offering is completed and may differ materially from the above estimates. Accordingly, you should not place undue reliance upon these preliminary estimates. See “Forward-Looking Statements.”

In addition, the Company’s expected adjusted operating income and adjusted EBITDA are forward-looking non-GAAP financial measures. The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 7.01.	Regulation FD Disclosure.

In connection with the offering of the Notes described below, the Company anticipates disclosing to prospective investors certain information on or about April 15, 2021. This information is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01.	Other Events.

On April 15, 2021, the Company announced its intention to offer, in a private transaction, up to $750 million in principal amount of senior secured notes (the “Notes”), subject to market and other conditions. A copy of the press release issued by the Company on April 15, 2021 announcing the offering of the Notes is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities.

Forward Looking Statements

The statements contained in this report include certain “forward-looking statements” within the meaning of the relevant securities laws, including the Company’s preliminary estimates of its results of operations and its intention to offer the Notes. These forward-looking statements are generally identified by words or phrases, such as “anticipate,” “are going to,” “estimate,” “plan,” “project,” “expect,” “believe,” “intend,” “foresee,” “forecast,” “will,” “may,” “should,” “outlook,” “continue,” “target,” “aim,” “potential” and similar words or phrases. These statements are based on certain assumptions and estimates that the Company considers reasonable, but are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual events or results to differ materially from such statements, including (i) the Company’s ability to consummate the offering of the Notes and enter into the proposed new senior secured credit facilities on a timely basis and on terms commercially acceptable to the Company, (ii) the impact of COVID-19 (or future similar events), including demand for the Company’s products, illness, quarantines, government actions, facility closures, store closures or other restrictions in connection with the COVID-19 pandemic, and the extent and duration thereof, the availability and widespread distribution of a safe and effective vaccine, related impact on our ability to meet customer needs and on the ability of third parties on which we rely, including our suppliers, customers, contract manufacturers, distributors, contractors, commercial banks, joint-venture partners, to meet their obligations to us, in particular collections from customers, the extent that government funding and reimbursement programs in connection with COVID-19 are available to us, and the ability to successfully implement measures to respond to such impacts and (iii) the other potential risks and uncertainties that could affect the Company’s business and financial results included under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and its subsequent quarterly reports on Form 10-Q and other documents it has filed and may file with the United States Securities and Exchange Commission from time to time. All forward-looking statements made in this report are qualified by these cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of the document in which such statement is made, and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Coty Inc., dated April 15, 2021, relating to the offering of the Notes.

99.2	Certain Information with respect to Coty Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC. (Registrant)

Date: April 15, 2021	By:	/s/ Laurent Mercier
	Name:	Laurent Mercier
	Title:	Chief Financial Officer